UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): August 4, 2011

FleetCor Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35004	72-1074903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

655 Engineering Drive, Suite 300, Norcross, Georgia		30092-2830
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (770) 449-0479

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 4, 2011, FleetCor Technologies, Inc. issued a press release announcing financial results for the three and six months ended June 30, 2011. A copy of the press release is attached as Exhibit 99.1, which is incorporated by reference in its entirety. The information in this item, including Exhibit 99.1, is being furnished, not filed. Accordingly, the information in this item will not be incorporated by reference into any registration statement filed by FleetCor Technologies, Inc. under the Securities Act of 1933, as amended, unless specifically identified as being incorporated into it by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. 99.1 FleetCor Technologies, Inc. press release dated August 4, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FleetCor Technologies, Inc.

August 4, 2011	By:	/s/ Eric R. Dey
Eric R. Dey
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

99.1	FleetCor Technologies, Inc. press release dated August 4, 2011